UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10,  2017

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WHITING USA TRUST II

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-35459 (Commission File Number)	38-7012326 (IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee

Global Corporate Trust

919 Congress Avenue, Suite 500

Austin, Texas 78701

(Address of principal executive offices, including ZIP code)

Registrant's telephone number, including area code: (512) 236-6599

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 C.F.R. §240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 C.F.R. §240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 C.F.R. §240.13e‑4(c))

ITEM 8.01.  Other Events.

Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant.

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press Release dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Whiting USA Trust II

By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:	/s/ Mike Ulrich
Mike Ulrich
Vice President

Date: March 10, 2017

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated March 10, 2017.